Exhibit 99.1

Contacts:

Kevin Gregory	Mark Trinske
Senior Vice President, Chief Financial Officer	Vice President, Investor Relations
(734) 997-4925	(734) 997-4910
kevin.gregory@proquest.com	mark.trinske@proquest.com

PROQUEST COMPANY REPORTS 13 PERCENT INCREASE

IN EARNINGS FOR 2004

Fourth Quarter Revenue Increased 5 Percent and Earnings Increased 23 Percent

ANN ARBOR, Mich., February 24, 2005 – ProQuest Company (NYSE: PQE), a leading publisher of information solutions for the education and automotive markets, reported increases in revenue and earnings from continuing operations for the 2004 fiscal year ended January 1, 2005.

“Both of our business segments had solid fourth quarter results. We had a strong close to the year and achieved 3 percent revenue growth for 2004,” said Alan Aldworth, ProQuest Company’s chairman and chief executive officer. “There were many positive developments in the fourth quarter including continued growth in our published products, improved library budgets, and the acquisition of Voyager Expanded Learning. In light of these developments, we expect solid results for 2005,” Aldworth added.

Fourth Quarter Financial Results

•	Revenue from continuing operations increased 5 percent to $126.7 million from $120.5 million in the prior year’s fourth quarter.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 17 percent to $29.2 million from $25.0 million in the fourth quarter of 2003.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 21 percent to $48.9 million from $40.4 million in the fourth quarter of 2003.

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ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 2 of 12

•	Earnings from continuing operations increased 23 percent to $16.8 million or $0.58 per fully diluted share versus $13.7 million or $0.48 per fully diluted share in the fourth quarter of fiscal 2003.

•	Operating cash flow was $64.6 million versus $62.7 million in the prior year’s fourth quarter.

•	Expenditures for property, plant, equipment, product masters and software were $14.2 million versus $17.3 million in the prior year’s fourth quarter.

•	Free cash flow (operating cash flow less expenditures for property, plant, equipment, product masters and software) was $50.4 million compared to $45.4 million in the fourth quarter of fiscal 2003.

“In the fourth quarter, our published products continued to experience double-digit revenue growth and renewal rates were strong,” said Kevin Gregory, senior vice president and chief financial officer of ProQuest Company. “While overall microfilm revenue declined, we had another quarter of increased microfilm backfile sales. Business Solutions revenue showed renewed growth in the fourth quarter, driven primarily by our performance management products,” Gregory added.

Consolidated Full Year 2004 Financial Results

•	Revenue from continuing operations increased 3 percent to $462.8 million compared to $451.1 million in fiscal 2003.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 8 percent to $96.2 million versus $89.2 million for fiscal 2003.

•	EBITDA (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 12 percent to $167.2 million compared to $149.4 million for fiscal 2003.

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ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 3 of 12

•	Earnings from continuing operations increased 13 percent to $52.7 million or $1.83 per fully diluted share versus $46.7 million or $1.64 per fully diluted share in fiscal 2003.

•	Operating cash flow was $107.8 million compared to $108.0 million (excluding the 2003 tax court refund of $13.1 million) for fiscal 2003.

•	Expenditures for property, plant, equipment, product masters and software were $66.8 million compared to $70.8 million in fiscal 2003.

•	Free cash flow (operating cash flow less expenditures for property, plant, equipment, product masters and software, plus proceeds from fixed asset dispositions) was $41.9 million compared to $37.2 million (excluding the 2003 tax court refund of $13.1 million) for the prior year.

Outlook and Guidance

ProQuest expects results within the following parameters for fiscal 2005:

•	Revenue of $590 million to $610 million. The significant year-over-year increase is primarily due to the recent acquisition of Voyager.

•	Earnings per fully diluted share of $2.20 to $2.40.

•	Free cash flow of 85 to 100 percent of net earnings.

Basis of Presentation

As previously disclosed, ProQuest Company sold its powersports dealer management system business during the second quarter of 2004. As a result of the sale, and in accordance with generally accepted accounting principles (GAAP), income statement amounts for 2004 and 2003 have been adjusted to classify the results of this business as a discontinued operation.

The financial results in this press release are presented in accordance with GAAP, except for references to earnings from continuing operations before interest and income taxes (EBIT), which excludes interest, income taxes and discontinued operations; earnings from continuing

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ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 4 of 12

operations before interest, income taxes, depreciation and amortization (EBITDA), which excludes interest, income taxes, depreciation and amortization and discontinued operations; and free cash flow. Reconciliations of non-GAAP amounts to the company’s GAAP results are attached, and can also be found on the ProQuest Company website at www.proquestcompany.com.

EBIT and free cash flow are key metrics used by ProQuest Company to assess the performance of its business segments. The company defines free cash flow as operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters and software, plus proceeds from fixed asset dispositions. Free cash flow provides a measure of the company’s cash flows after all operational expenditures. EBITDA provides useful information about how ProQuest Company’s management assesses the company’s ability to fund working capital items and capital expenditures as well as service and comply with the terms of its debt agreements. The company’s ability to fund working capital items, fund capital expenditures and service debt in the future, however, may be affected by other operating or legal requirements.

Conference Call

To participate in a conference call and question and answer session regarding the fourth quarter and full year with ProQuest’s senior management, call 888-688-0384 (International 706-679-7706), using the password ProQuest Company, at 5:00 p.m. (ET) on Thursday, February 24, 2005. For your convenience, the call will be taped and archived until March 4, 2005 and can be accessed by calling 706-645-9291, and entering ID#3521168. This conference call may also be accessed over the Internet at www.proquestcompany.com or www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call at the www.proquestcompany.com website.

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks,

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ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 5 of 12

ProQuest also secures business-to-business information and retail performance management services. ProQuest Company was recently named one of the nation’s 200 best small companies by Forbes magazine, and one of the 100 fastest growing technology companies in the United States by Business 2.0 magazine.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: increased debt level due to the acquisition of Voyager, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “projects”, “intends”, “prospects”, “priorities”, or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

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ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 6 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF CONTINUING OPERATIONS

(In Millions, Except Per Share Data)

	Fourth Quarter Ended
	January 1, 2005 (1)	% of Sales	January 3, 2004 (1)	% of Sales
Net sales	$126.7	100%	$120.5	100%
Cost of sales	(61.7)	(49%)	(56.0)	(46%)

Gross profit	65.0	51%	64.5	54%

R&D expense	(4.1)	(3%)	(5.3)	(4%)
SG&A expense	(26.1)	(21%)	(29.0)	(24%)
Corporate expense	(5.6)	(4%)	(6.0)	(5%)
Other income	—	—	0.8	—

Earnings from continuing operations before interest and income taxes	29.2	23%	25.0	21%

Net interest expense:
Interest income	0.3	—	0.3	—
Interest expense	(4.4)	(3%)	(4.6)	(4%)

Net interest expense	(4.1)	(3%)	(4.3)	(4%)

Earnings from continuing operations before income taxes	25.1	20%	20.7	17%
Income tax expense	(8.3)	(7%)	(7.0)	(6%)

Net earnings from continuing operations (1)	$16.8	13%	$13.7	11%

Shares (Basic)	28.574		28.372
Shares (Diluted)	28.868		28.753
EPS (Basic)	0.59		0.48
EPS (Diluted)	0.58		0.48

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a loss on sale of discontinued operations, as displayed below:

	Fourth Quarter Ended
	January 1, 2005		January 3, 2004
		Diluted EPS		Diluted EPS
Reported earnings	$14.9	$0.52	$14.5	$0.51

Earnings from discontinued operations, net	—	—	(0.8)	(0.03)
Loss on sale of discontinued operations, net	1.9	0.06	—	—

Net earnings from continuing operations	$16.8	$0.58	$13.7	$0.48

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 7 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF CONTINUING OPERATIONS

(In Millions, Except Per Share Data)

	Year to Date
	January 1, 2005 (1)	% of Sales	January 3, 2004 (1)	% of Sales
Net sales	$462.8	100%	$451.1	100%
Cost of sales	(230.3)	(50%)	(222.0)	(49%)

Gross profit	232.5	50%	229.1	51%

R&D expense	(16.6)	(3%)	(18.4)	(4%)
SG&A expense	(104.8)	(23%)	(106.0)	(23%)
Corporate expense	(15.8)	(3%)	(16.3)	(4%)
Other income (2)	0.9	—	0.8	—

Earnings from continuing operations before interest and income taxes	96.2	21%	89.2	20%

Net interest expense:
Interest income	1.5	—	1.4	—
Interest expense	(17.9)	(4%)	(18.5)	(4%)

Net interest expense	(16.4)	(4%)	(17.1)	(4%)

Earnings from continuing operations before income taxes	79.8	17%	72.1	16%
Income tax expense	(27.1)	(6%)	(25.4)	(6%)

Net earnings from continuing operations (1)	$52.7	11%	$46.7	10%

Shares (Basic)	28.514		28.192
Shares (Diluted)	28.844		28.426
EPS (Basic)	1.85		1.66
EPS (Diluted)	1.83		1.64

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Year to Date
	January 1, 2005		January 3, 2004
		Diluted EPS		Diluted EPS
Reported earnings	$67.0	$2.32	$49.8	$1.75

Earnings from discontinued operations, net	(0.8)	(0.03)	(3.1)	(0.11)
Gain on sale of discontinued operations, net	(13.5)	(0.46)	—	—

Net earnings from continuing operations	$52.7	$1.83	$46.7	$1.64

(2)	In 2004, this amount relates to a benefit from a reduction in storage units as a result of our efficiency initiatives. Proceeds from units disposed of were $0.9 million. In 2003, the amount is primarily due to a fee received by PQBS from transitioning Micro Publishing business to another supplier.

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 8 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF CONTINUING OPERATIONS

(In Millions)

	Fourth Quarter Ended
	January 1, 2005	% of Sales	January 3, 2004	% of Sales	Inc/(Dec)
					$	%
Net sales

ProQuest Information and Learning:
Published Products	$36.6	45%	$28.6	38%	$8.0	28%
General Reference Products	16.5	21%	18.1	24%	(1.6)	(9%)
Traditional Products	24.3	30%	25.7	34%	(1.4)	(5%)
Classroom Products	3.3	4%	3.3	4%	—	0%

Total ProQuest Information and Learning	$80.7	100%	$75.7	100%	$5.0	7%

ProQuest Business Solutions:
Automotive Group	$43.5	94%	$42.5	95%	$1.0	2%
Power Equipment - Electronic	2.1	5%	1.8	4%	0.3	17%
Other	0.4	1%	0.3	1%	0.1	33%

ProQuest Business Solutions	46.0	100%	44.6	100%	1.4	3%

Exited Film Products	—	—	0.2	—	(0.2)	N	M

Total ProQuest Business Solutions	$46.0	100%	$44.8	100%	$1.2	3%

Total Net Sales	$126.7	100%	$120.5	100%	$6.2	5%

EBIT (1), (3)

ProQuest Information and Learning	$18.4	14%	$17.5	15%	$0.9	5%
ProQuest Business Solutions	16.4	13%	13.5	11%	2.9	21%
Corporate / Other	(5.6)	(4%)	(6.0)	(5%)	0.4	7%

Total EBIT	$29.2	23%	$25.0	21%	$4.2	17%

EBITDA (2), (3)

ProQuest Information and Learning	$36.3	29%	$31.3	26%	$5.0	16%
ProQuest Business Solutions	18.0	14%	15.1	13%	2.9	19%
Corporate / Other	(5.4)	(4%)	(6.0)	(5%)	0.6	10%

Total EBITDA	$48.9	39%	$40.4	34%	$8.5	21%

Other Data

Capital expenditures & software spending	$14.2	11%	$17.3	14%	$(3.1)
Debt	$155.0		$191.3		$(36.3)

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 9 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF CONTINUING OPERATIONS

(In Millions)

	Year to Date
	January 1, 2005	% of Sales	January 3, 2004	% of Sales	Inc/(Dec)
					$	%
Net sales

ProQuest Information and Learning:
Published Products	$120.1	41%	$95.9	34%	$24.2	25%
General Reference Products	65.1	22%	73.0	26%	(7.9)	(11%)
Traditional Products	91.8	32%	97.2	35%	(5.4)	(6%)
Classroom Products	13.6	5%	13.4	5%	0.2	1%

Total ProQuest Information and Learning	$290.6	100%	$279.5	100%	$11.1	4%

ProQuest Business Solutions:
Automotive Group	$162.7	94%	$160.7	94%	$2.0	1%
Power Equipment - Electronic	8.2	5%	7.7	4%	0.5	6%
Other	1.3	1%	1.1	1%	0.2	18%

ProQuest Business Solutions	172.2	100%	169.5	99%	2.7	2%

Exited Film Products	—	—	2.1	1%	(2.1)	N	M

Total ProQuest Business Solutions	$172.2	100%	$171.6	100%	$0.6	—

Total Net Sales	$462.8	100%	$451.1	100%	$11.7	3%

EBIT (1), (3)

ProQuest Information and Learning	$58.2	12%	$55.1	12%	$3.1	6%
ProQuest Business Solutions	53.8	12%	50.4	11%	3.4	7%
Corporate / Other	(15.8)	(3%)	(16.3)	(3%)	0.5	3%

Total EBIT	$96.2	21%	$89.2	20%	$7.0	8%

EBITDA (2), (3)

ProQuest Information and Learning	$122.4	26%	$109.8	24%	$12.6	11%
ProQuest Business Solutions	60.3	13%	55.8	12%	4.5	8%
Corporate / Other	(15.5)	(3%)	(16.2)	(3%)	0.7	4%

Total EBITDA	$167.2	36%	$149.4	33%	$17.8	12%

Other Data

Capital expenditures & software spending	$66.8	14%	$70.8	16%	$(4.0)

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 10 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CONDENSED BALANCE SHEETS

(In Thousands)

	January 1, 2005	January 3, 2004
ASSETS
Cash and cash equivalents	$4,313	$4,023
Accounts receivable, net	95,279	94,242
Inventory, net	5,312	4,939
Other current assets:
Prepaid royalties	17,793	15,188
Other	32,340	27,847

Total other current assets	50,133	43,035

Total current assets	155,037	146,239

Net property, plant, equipment and product masters	199,997	180,745

Long-term receivables	8,084	5,106
Goodwill	311,279	303,693
Identifiable intangibles, net	15,379	9,435
Purchased and developed software, net	41,699	55,005
Other assets	21,454	23,813

Total assets	$752,929	$724,036

LIABILITIES AND SHAREHOLDERS’ EQUITY

Notes payable	$—	$300
Current maturities of long-term debt	5,000	—
Accounts payable	49,364	49,156
Accrued expenses	34,281	39,428
Current portion of monetized future billings	24,331	25,583
Deferred income	100,480	121,890

Total current liabilities	213,456	236,357

Long-term debt, less current maturities	150,000	191,000
Monetized future billings, less current portion	36,197	46,835
Other liabilities	83,555	62,444

Total long-term liabilities	269,752	300,279

Total shareholders’ equity	269,721	187,400

Total liabilities and shareholders’ equity	$752,929	$724,036

NOTE: Certain reclassifications to the 2003 balance sheets have been made to conform to the 2004 presentation.

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 11 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CASH FLOW SCHEDULE

(In Thousands)

	Fourth Quarter Ended		Year to Date
	January 1, 2005	January 3, 2004	January 1, 2005	January 3, 2004
Operating activities:
Earnings from operations	$14,908	$14,551	$66,992	$49,821
Adjustments to reconcile net earnings to net cash provided by operating activities:
(Gain)/loss on sale of discontinued operations, net	1,854	—	(13,484)	—
Gain on sale of fixed assets	—	—	(900)	—
Depreciation and amortization	19,728	15,413	71,561	60,696
Deferred income taxes	4,784	5,820	21,894	22,735

Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	18,538	33,934	(174)	3,448
Inventory, net	(309)	340	(923)	167
Other current assets	6,114	(862)	(8,772)	(5,733)
Long-term receivables	(2,449)	(597)	(2,911)	(471)
Other assets	(2,687)	(1,283)	(2,916)	(623)
Accounts payable	10,898	528	623	4,647
Accrued expenses	6,718	(4,698)	(2,563)	(12,368)
Deferred income	(14,823)	(3,682)	(25,560)	(12,510)
Other long-term liabilities	650	3,229	3,692	37
Other, net	695	6	1,257	(1,858)

Net cash provided by operating activities before tax court refund	64,619	62,699	107,816	107,988
Tax court refund	—	—	—	13,090

Net cash provided by operating activities	64,619	62,699	107,816	121,078

Investing activities:
Expenditures for property, plant, equipment, product masters and software	(14,146)	(17,261)	(66,774)	(70,819)
Proceeds from sale of fixed assets	—	—	900	—
Acquisitions, net of cash acquired	(2,365)	(1,126)	(25,767)	(51,754)
Purchases of equity investments available for sale	(216)	(560)	(7,893)	(1,488)
Proceeds from disposals of equity investments available for sale	90	—	4,261	—
Costs associated with sale of discontinued operations	(58)	(490)	(2,982)	(2,540)
Proceeds from disposition of discontinued operations	—	—	35,900	—

Net cash used in investing activities	(16,695)	(19,437)	(62,355)	(126,601)

Financing activities:
Net increase in short-term debt	4,919	297	4,614	218
Proceeds from long-term debt	60,900	37,900	371,570	483,450
Repayment of long-term debt	(105,500)	(80,950)	(412,570)	(479,450)
Debt issuance costs	(395)	—	(395)	—
Monetized future billings	(6,885)	(380)	(11,890)	(5,391)
Repurchases of common stock	(1,846)	—	(3,566)	(1,328)
Proceeds from exercise of stock options, net	3,642	500	6,727	10,076

Net cash (used in) provided by financing activities	(45,165)	(42,633)	(45,510)	7,575

Effect of exchange rate changes on cash	584	(461)	339	189

Increase in cash and cash equivalents	3,343	168	290	2,241

Cash and cash equivalents, beginning of period	970	3,855	4,023	1,782

Cash and cash equivalents, end of period	$4,313	$4,023	$4,313	$4,023

NOTE: Certain reclassifications to the 2003 cash flow statements have been made to conform to the 2004 presentation.

ProQuest Company Reports Q4 & Full Year 2004 Earnings, Page 12 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(In Millions)

Reconciliations of non-GAAP measures to GAAP measures:

EBITDA & EBIT	Fourth Quarter Ended January 1, 2005				Fourth Quarter Ended January 3, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$36.3	$18.0	$(5.4)	$48.9	$31.3	$15.1	$(6.0)	$40.4
Less: Depreciation & amortization	(17.9)	(1.6)	(0.2)	(19.7)	(13.8)	(1.6)	—	(15.4)

EBIT	$18.4	$16.4	$(5.6)	$29.2	$17.5	$13.5	$(6.0)	$25.0

Less:
Net interest expense				(4.1)				(4.3)
Income tax expense				(8.3)				(7.0)
Earnings from discontinued operations, net				—				0.8
Loss on sale of discontinued operations, net				(1.9)				—

Net earnings				$14.9				$14.5

	Year to Date Ended January 1, 2005				Year to Date Ended January 3, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$122.4	$60.3	$(15.5)	$167.2	$109.8	$55.8	$(16.2)	$149.4
Less: Depreciation & amortization	(64.2)	(6.5)	(0.3)	(71.0)	(54.7)	(5.4)	(0.1)	(60.2)

EBIT	$58.2	$53.8	$(15.8)	$96.2	$55.1	$50.4	$(16.3)	$89.2

Less:
Net interest expense				(16.4)				(17.1)
Income tax expense				(27.1)				(25.4)
Earnings from discontinued operations, net				0.8				3.1
Gain on sale of discontinued operations, net				13.5				—

Net earnings				$67.0				$49.8

FREE CASH FLOW	Fourth Quarter Ended		Year to Date
	January 1, 2005	January 3, 2004	January 1, 2005	January 3, 2004
Net cash provided by operating activities	$64.6	$62.7	$107.8	$121.1
Expenditures for property, plant, equipment, product masters and software	(14.2)	(17.3)	(66.8)	(70.8)
Proceeds from fixed assets disposition	—	—	0.9	—

Free cash flow	$50.4	$45.4	$41.9	$50.3
Less: Tax court refund	—	—	—	(13.1)

Free cash flow, net of tax court refund	$50.4	$45.4	$41.9	$37.2